Exhibit 99.1

 ANNUAL MEETING OF SHAREHOLDERS  May 16, 2023

 STARTS WITH FLORIDA  New Florida Estimates Show Nation’s Third-Largest State Reaching Historic Milestone  “After decades of rapid population increase,   Source: US Census Bureau, December 22, 2022  New federal data says Florida is one of the most desired destinations for Americans wanting to move and continues to be the fastest growing state in the country.   Destination Florida: IRS Data Says it's a Top Choice of Americans on the Move  1  Florida now  is the nation’s fastest-growing state for the first time since 1957,   Bureau’s Vintage 2022 population estimates released today. Florida's population increased by 1.9% to 22,244,823 between 2021 and 2022, surpassing Idaho, the previous year’s fastest-growing state.  Florida's percentage gains since 1946 have been impressive: its 2022 population is just over 9 times its 1946 population of 2,440,000.  For the third most-populous state to also be the fastest growing is notable because it requires significant population gains.”  according to the U.S. Census  data, Florida has gained more people than any other state in the U.S since the COVID-19 pandemic began.    The Sunshine State's government continues to add more employment opportunities and tax breaks, enhancing the chances migration to Florida could continue on the same trend. The IRS data is derived from income tax filings.  Overall, 709,120 people have relocated to Florida, both from within the U.S and internationally. Between 2020 and 2021 Florida had a net gain of 257,487 people. Texas, Tennessee, North Carolina and South Carolina also had some of the biggest migration gains in the country.   Source:  The Center Square Contributor, May 3, 2023  According to the 2020-21 IRS migration

 WHERE THE PUCK IS GOING IN FLORIDA  Source:  US Census, Quick Facts, Population, Percent Change – April 1, 2020 (estimate base) to July 1, 2022, (V22)  2  “I skate to where the puck is going to be, not where it has been.”  - Wayne Gretzky  POPULATION PERCENT CHANGE  COUNTY CHANGE RANK__  Walton 10.6% #3  Gulf 7.8% #12  Bay 5.7% #19____  Florida Average 3.3% 67 counties

 HOW JOE IS POSITIONED  86%  OF THE  169,000  ACRES OWNED ARE IN   WALTON, GULF, AND   BAY COUNTY  ENTITLEMENTS TO DEVELOP OVER  170,000  RESIDENTIAL UNITS AND OVER  20 MILLION  SQUARE FEET OF   NON-RESIDENTIAL USES  MAJORITY OF REVENUE IS DERIVED FROM LESS THAN  2%  OF LAND HOLDINGS  3

 2018  4  Expand portfolio of income producing commercial properties  Develop residential communities with long term, scalable and repeatable revenue  Grow resorts & leisure segment  Work collaboratively with public and private partners on strategic infrastructure  Joint venture with best of class operators  Maintain low fixed expenses and focus on profitability  Build liquidity and balance sheet strength  Increase long term shareholder value  BUSINESS STRATEGY  Business strategy from 2018 Annual Meeting of Shareholders (Filed on May 23, 2018)

 2018  5  DEVELOP ASSETS  Low Cost   Recurring Revenue  World Class Communities  SEED GROWTH  Every Action Seeds Future Actions  21st Century Education, Jobs, Infrastructure  Help Communities Thrive  BOLT-ON  ACQUISITIONS  Opportunistic Acquisitions  Expand Core Areas  High Quality Jobs  ACT LIKE OWNERS  Excess Capital Distributed via Stock Buybacks  Repurchased 29.5% of JOE Last 3 Years  ($480 million)  BUILD VALUE FOR OWNERS  From 2018 Annual Meeting of Shareholders (Filed on May 23, 2018)

 INVESTMENT IN REAL ESTATE & UNCONSOLIDATED JOINT VENTURES  BALANCE SHEET ($ IN MILLIONS)  6  AVERAGE ANNUAL GROWTH RATE  22%  Average Annual Growth Rate calculated using Compound Annual Growth Rate formula  Balances at amortized cost basis as of each year end

 CONSOLIDATED & UNCONSOLIDATED REVENUE  ($ IN MILLIONS)  7  AVERAGE ANNUAL GROWTH RATE  28%  Average Annual Growth Rate calculated using Compound Annual Growth Rate formula  Includes total revenue of each unconsolidated entity  Revenue of unconsolidated entities is not included in St. Joe’s revenue

 SCALING EFFICIENCIES  CORPORATE & OTHER OPERATING EXPENSES AS % OF REVENUE  8

 Average Annual Growth Rate calculated using Compound Annual Growth Rate formula  See Appendix “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation  EBITDA   ($ IN MILLIONS)  9  AVERAGE ANNUAL GROWTH RATE  30%

 PROJECT-LEVEL DEBT ONLY  10  as of March 31, 2023  DEBT IS  29%  OF OUTSTANDING DEBT HAS A FIXED OR SWAPPED INTEREST RATE  70%  AVERAGE WEIGHTED EFFECTIVE INTEREST RATE IS  5.0%  AVERAGE   REMAINING   LIFE IN YEARS  17.8  OF COMPANY’S   TOTAL ASSETS

 NET INCOME  ($ IN MILLIONS)  11  AVERAGE ANNUAL GROWTH RATE  28%  Average Annual Growth Rate calculated using Compound Annual Growth Rate formula

 $17.92  Average Buy-Back Price   12  $610 MILLION RETURNED TO SHAREHOLDERS  37% OF SHARES BOUGHT BACK  2015 - 2022

 EARNINGS PER SHARE  13  AVERAGE ANNUAL GROWTH RATE  33%  Average Annual Growth Rate calculated using Compound Annual Growth Rate formula

 NEW OPERATING PROPERTIES PLANNED IN 2023  14  * 120 units completed in 2022. Total of 240 units. | ** 48 units completed in 2022. Total of 64 units. | *** 12 units completed in 2022. Total of 31 units.  HOTELS  MULTI-FAMILY &  SENIOR LIVING  COMMERCIAL & CLUBS  THE LODGE 30A  85 ROOMS  EMBASSY SUITES  HOME2 SUITES  HOTEL INDIGO  CAMP CREEK INN  107 ROOMS  124 ROOMS   75 ROOMS  255 ROOMS  TOTAL  646 ROOMS  122% INCREASE  MEXICO BEACH CROSSINGS  APARTMENTS  WATERSOUND FOUNTAINS  SENIOR LIVING  NORTH BAY LANDING  APARTMENTS  WATERSOUND ORIGINS  TOWNHOMES  WINDMARK BEACH  APARTMENTS  TOTAL  216 UNITS  148 UNITS  120 UNITS*  16 UNITS**  19 UNITS***  519 UNITS  60% INCREASE  WATERSOUND TOWN CENTER  WATERSOUND WEST BAY CENTER  CAMP CREEK AMENITY

 2023 AND BEYOND  RESIDENTIAL HOMESITE PIPELINE  15  Total: 23,127  BACKLOG AS OF MARCH 31, 2023  1,915  ACTIVE BUILDERS  PLATTED OR UNDER DEVELOPMENT  2,556  ADDITIONAL ENTITLEMENTS WITH CONCEPT PLAN  17,041  ENGINEERING OR PERMITTING  3,530  679  HOMES UNDER CONTRACT AT LATITUDE   MARGARITAVILLE WATERSOUND  18  As of March 31, 2023  The Company has additional entitlements beyond what is listed  HOMESITES UNDER CONTRACT

 SALES CENTER OPENED:  MAY 2021  PLANNED HOMES:  3,500  As of March 31, 2023  Revenue generated by unconsolidated joint ventures is not included in St. Joe’s revenue  LATITUDE MARGARITAVILLE WATERSOUND   BACKLOG:  679 HOMES  ESTIMATED TO GENERATE  $337.8M  IN SALES VALUE  WATERFRONT AMENITY  OPENING:  JUNE 2023  TOTAL HOME STARTS:   924  SALES: 1,191   CLOSINGS: 512   MONTHLY PACE:   74 HOME COMPLETIONS/CLOSINGS  In March 2023  16

 17  LAND HOLDINGS AND DEVELOPMENTS  MAP OF LAND HOLDINGS AND PROJECTS  WALTON, BAY, AND GULF COUNTIES

 “Earnings Before Interest, Taxes, Depreciation and Amortization” (EBITDA) is a non-GAAP measure, which management believes assists investors by providing insight into operating the performance of the Company across periods on a consistent basis and, when viewed in combination with the Company results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting the Company. However, EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP. EBITDA is calculated by adjusting “Interest expense”, “Investment income, net”, “Income tax expense (benefit)”, “Depreciation, depletion and amortization” to “Net income attributable to the Company”.   RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)  18

 19  © The St. Joe Company 2023. All Rights Reserved.   Important Notice Regarding Forward-Looking Statements     This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, among other things, information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, strategies, prospects and objectives. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar expressions concerning matters that are not historical facts.  We caution you that all forward-looking statements involve risks and uncertainties, and while we believe that our expectations for the future are reasonable in view of currently available information, you are cautioned not to place undue reliance on our forward-looking statements. Actual results or events may differ materially from those indicated as a result of various important factors, including: our ability to successfully implement our strategic objectives; new or increased competition across our business units; any decline in general economic conditions, particularly in our primary markets; interest rate fluctuations; supply chain disruptions; inflation; financial institution disruptions; geopolitical conflicts and political uncertainty and the corresponding impact on the global economy; our ability to successfully execute or integrate new business endeavors and acquisitions; our ability to yield anticipated returns from our developments and projects; our ability to effectively manage our real estate assets, as well as the ability for us or our joint venture partners to effectively manage the day-to-day activities of our projects; our ability to complete construction and development projects within expected timeframes; the illiquidity of all real estate assets; financial risks, including risks relating to currency fluctuations, credit risks, and fluctuations in the market value of our investment portfolio; any potential negative impact of our longer-term property development strategy, including losses and negative cash flows for an extended period of time if we continue with the self-development of granted entitlements; our dependence on homebuilders; reductions in travel and other risks inherent to the hospitality industry; the financial condition of our commercial tenants; regulatory and insurance risks associated with our senior living facilities; public health emergencies; any reduction in the supply of mortgage loans or tightening of credit markets; our dependence on strong migration and population expansion in our regions of development, particularly Northwest Florida; our ability to fully recover from natural disasters and severe weather conditions; the actual or perceived threat of climate change; the seasonality of our business; our ability to obtain adequate insurance for our properties or rising insurance costs; our dependence on certain third party providers; the inability of minority shareholders to influence corporate matters, due to concentrated ownership of largest shareholder; the impact of unfavorable legal proceedings or government investigations; the impact of complex and changing laws and regulations in the areas we operate; changes in tax rates, the adoption of new U.S. tax legislation, and exposure to additional tax liabilities, including with respect to Qualified Opportunity Zone program; new litigation; our ability to attract and retain qualified employees, particularly in our hospitality business; our ability to protect our information technology infrastructure and defend against cyber-attacks; increased media, political, and regulatory scrutiny could negatively impact our reputation; our ability to maintain adequate internal controls; risks associated with our financing arrangements, including our compliance with certain restrictions and limitations; our ability to pay our quarterly dividend; and the potential volatility of our common stock and the other risks and uncertainties discussed in “Risk Factors” beginning on page 6 of our most recent annual report on Form 10-K and from time to time in our subsequent filings with the SEC .